Exhibit 10.2
SIXTEENTH AMENDMENT TO THE
RECEIVABLES PURCHASE AGREEMENT
This SIXTEENTH AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of September 27, 2023, is entered into by and among the following parties:
(i)DXC RECEIVABLES LLC (F/K/A CSC RECEIVABLES LLC), a Delaware limited liability company, as Seller (the “Seller”);
(ii)DXC TECHNOLOGY COMPANY, a Nevada corporation, as Servicer (the “Servicer”);
(iii)PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Committed Purchaser, as Group Agent for its Purchaser Group and as Administrative Agent (in such capacity, the “Administrative Agent”);
(iv)MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.) (“MUFG”), as a Committed Purchaser and as Group Agent for its Purchaser Group;
(v)GOTHAM FUNDING CORPORATION (“Gotham”), as a Conduit Purchaser in MUFG’s Purchaser Group;
(vi)THE BANK OF NOVA SCOTIA (“BNS”), as a Committed Purchaser and as Group Agent for its Purchaser Group;
(vii)MIZUHO BANK, LTD. (“Mizuho”), as a Committed Purchaser and as Group Agent for its Purchaser Group;
(viii)THE TORONTO DOMINION BANK (“TD Bank”), as a Committed Purchaser and as Group Agent for its Purchaser Group; and
(ix)BANNER TRUST (“Banner Trust”), as a Conduit Purchaser in TD Bank’s Purchaser Group.
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.
BACKGROUND
A.    The parties hereto have entered into a Receivables Purchase Agreement, dated as of December 21, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).
B.    Concurrently herewith, the Administrative Agent, the Group Agents, the Seller and the Servicer are entering into that certain second amended and restated letter agreement re: Excluded Obligors, dated as of the date hereof (the “Letter Agreement”), whereby the Administrative Agent and the Group Agents agree to modify the definition of “Excluded Obligors” for purposes of the Receivables Purchase Agreement and the other Transaction Documents.

C.    The parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendment to the Receivables Purchase Agreement. The definition of “Excluded Obligor Letter Agreement” set forth in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:
“Excluded Obligor Letter Agreement” means that certain second amended and restated letter agreement re: Excluded Obligors, dated as of September 27, 2023, among the Seller, the Servicer, the Group Agents and the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.
SECTION 2.Authorization to File Financing Statements. Upon the effectiveness of this Amendment, each of DXC Technology Services LLC and the Seller hereby authorizes the Administrative Agent to file (at the expense of the Seller) one or more UCC-3 financing statements in the form of Exhibit A hereto.
SECTION 3.Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to the Administrative Agent, each Purchaser and each Group Agent, as follows:
(a)Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.
(c)No Termination Event. No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes an Event of Termination, Non-Reinvestment Event, Unmatured Event of Termination or Unmatured Non-Reinvestment Event.
SECTION 4.Effect of Amendment. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.
SECTION 5.Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of (i) counterparts of this Amendment duly

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executed by each of the parties hereto, (ii) counterparts of the Letter Agreement duly executed by each of the parties thereto and (iii) a pro forma Information Package, prepared after giving effect to this Amendment and the Letter Agreement.
SECTION 6.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 7.GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 8.Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Receivables Purchase Agreement.
SECTION 9.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.
SECTION 10.Reaffirmation. After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.
DXC RECEIVABLES LLC,
as Seller

By: /s/ Ceyhun Cetin
Name: Ceyhun Cetin
Title: President, Secretary and Treasurer

DXC TECHNOLOGY COMPANY,
as Servicer

By: /s/ Ceyhun Cetin
Name: Ceyhun Cetin
Title: Vice President and Treasurer

Sixteenth Amendment to the
Receivables Purchase Agreement
(DXC Receivables LLC)

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Christopher Blaney Name: Christopher Blaney Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser By: /s/ Christopher Blaney Name: Christopher Blaney Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Group Agent for its Purchaser Group By: /s/ Christopher Blaney Name: Christopher Blaney Title: Senior Vice President

Sixteenth Amendment to the
Receivables Purchase Agreement
(DXC Receivables LLC)

MUFG BANK, LTD., as a Committed Purchaser By: /s/ Eric Williams Name: Eric Williams Title: Managing Director

MUFG BANK, LTD.,
as Group Agent for its Purchaser Group

By: /s/ Eric Williams
Name: Eric Williams
Title: Managing Director

GOTHAM FUNDING CORPORATION,
as a Conduit Purchaser

By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President

Sixteenth Amendment to the
Receivables Purchase Agreement
(DXC Receivables LLC)

THE BANK OF NOVA SCOTIA, as a Committed Purchaser By: /s/ Doug Noe Name: Doug Noe Title: Managing Director

THE BANK OF NOVA SCOTIA, as Group Agent for its Purchaser Group By: /s/ Doug Noe Name: Doug Noe Title: Managing Director

Sixteenth Amendment to the
Receivables Purchase Agreement
(DXC Receivables LLC)

MIZUHO BANK, LTD., as a Committed Purchaser By: /s/ Richard A. Burke Name: Richard A. Burke Title: Managing Director

MIZUHO BANK, LTD., as Group Agent for its Purchaser Group By: /s/ Richard A. Burke Name: Richard A. Burke Title: Managing Director

Sixteenth Amendment to the
Receivables Purchase Agreement
(DXC Receivables LLC)

THE TORONTO DOMINION BANK, as a Committed Purchaser By: /s/ Brad Purkis Name: Brad Purkis Title: Managing Director

THE TORONTO DOMINION BANK,
as Group Agent for its Purchaser Group

By: /s/ Brad Purkis
Name: Brad Purkis
Title: Managing Director

COMPUTERSHARE TRUST COMPANY OF CANADA,
in its capacity as Trustee of BANNER TRUST,
by its Financial Services Agent, TD SECURITIES, INC.,
as a Conduit Purchaser

By: /s/ Brad Purkis
Name: Brad Purkis
Title: Managing Director

Sixteenth Amendment to the
Receivables Purchase Agreement
(DXC Receivables LLC)

ACKNOWLEDGE AND AGREED TO BY:

DXC TECHNOLOGY COMPANY,
as the Performance Guarantor

By: /s/ Ceyhun Cetin
Name: Ceyhun Cetin
Title: Vice President and Treasurer
Sixteenth Amendment to the
Receivables Purchase Agreement
(DXC Receivables LLC)

Exhibit A

UCC-3 Financing Statement to be filed

Exhibit A